UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 2, 2012

ViaSat, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21767	33-0174996
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of Principal Executive Offices, Including Zip Code)

(760) 476-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of December 2, 2012, the Board of Directors (the “Board”) of ViaSat, Inc. (“ViaSat”) adopted and approved amended and restated bylaws. ViaSat’s amended and restated bylaws, among other things:

•

amend provisions applicable to stockholder meetings to, among other matters, allow stockholder meetings to take place by remote communication and provide ViaSat the option to make its stockholder list available electronically;

•

clarify the voting standards in matters other than the election of directors by providing that, except as provided by law, ViaSat’s certificate of incorporation or the rules and regulations of any stock exchange applicable to ViaSat, all actions taken by the holders of a majority of the votes cast on a matter at any meeting at which a quorum is present shall be valid and binding;

•

clarify advance notice and related provisions, consistent with their purpose of establishing an orderly process for stockholders seeking to propose business at stockholder meetings or nominate directors;

•

expand disclosure requirements to include information regarding the proposing stockholder’s economic, voting and other interests that may be material to ViaSat’s and its stockholders’ evaluation of the proposal or nomination;

•

require stockholders seeking to propose business or nominate directors to update and supplement disclosures, if necessary, in order to ensure that ViaSat and its stockholders have current and accurate information;

•

amend the voting standard for the removal of directors for cause to match the standard in ViaSat’s certificate of incorporation, which requires the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities of ViaSat then entitled to vote generally in the election of directors;

•	permit the chief executive officer of ViaSat to call special meetings of the Board;

•

clarify that any repeal or modification of the indemnification provisions provided in the amended and restated bylaws does not affect any right or protection under the bylaws of any person covered by such indemnification provisions with respect to any proceeding arising out of, or related to, any act or omission occurring prior to the time of such repeal or modification;

•	amend provisions with respect to stock certificates, uncertificated shares and transfers thereof; and

•	update requirements related to the manner of giving notice to stockholders and directors and waivers of notice, including notice and waiver of notice by electronic transmission.

In addition, other non-substantive language and conforming changes were made in the amended and restated bylaws.

The foregoing description of ViaSat’s amended and restated bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of such amended and restated bylaws, a copy of which is filed as an exhibit hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

3.1	Second Amended and Restated Bylaws of ViaSat, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2012	ViaSat, Inc.

	By:	/s/ Paul Castor
Paul Castor
Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Second Amended and Restated Bylaws of ViaSat, Inc.